UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): December 10, 2017

CORPORATE CAPITAL TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-38287	27-2857503
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
555 California Street 50th Floor San Francisco, California 94104 (Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (415) 315-3620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 11, 2017, KKR & Co. L.P. (“KKR & Co.”), an alternative investment manager and sponsor of Corporate Capital Trust, Inc. (the “Company”), and Franklin Square Holdings, L.P. (“FS Investments”) issued a press release announcing, among other things, a proposed transition of the Company’s investment advisory services to a new joint investment advisory relationship, as described in further detail below. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The Company currently receives investment advisory and administrative services from KKR Credit Advisors (US) LLC (“KKR Credit”), the Company’s investment adviser, pursuant to the Investment Advisory Agreement, dated as of November 14, 2017, by and between the Company and KKR Credit (the “Current Investment Advisory Agreement”) and the Administrative Services Agreement, dated as of November 14, 2017, by and between the Company and KKR Credit (the “Current Administrative Services Agreement”).

Transition of Investment Advisory Services

As announced on December 11, 2017, the Company intends to transition its investment advisory services to a new joint investment adviser entity (the “Joint Advisor”) that will be jointly operated by KKR Credit, the Company’s existing investment adviser, and an entity formed by FS Investments or one of its affiliates (the “Transition”). The Company’s Current Investment Advisory Agreement and Current Administrative Services Agreement will terminate upon the effectiveness of the new investment advisory agreements (the date of such termination, the “Current Agreement End Date”). The Current Agreement End Date is expected to occur in the second quarter of 2018.

Approval of Investment Advisory Agreements

In connection with the Transition, on December 4, 2017, the Company’s board of directors (the “Board”), including a majority of the members of the Board who are not parties to the applicable investment advisory agreement described below or “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of any such party (“Independent Directors”) approved, among other things, (i) investment advisory agreements by and between the Company and each of KKR Credit and an affiliate of FS Investments (“FS Adviser”) (such agreements, the “Investment Co-Advisory Agreements”), and (ii) an investment advisory agreement by and between the Company and the Joint Advisor (the “Joint Advisor Investment Advisory Agreement” and together with the Investment Co-Advisory Agreements, the “Proposed Advisory Agreements”). The Company intends to seek stockholder approval to enter into the Proposed Advisory Agreements, subject to the terms and conditions set forth below and the definitive agreement entered into among KKR Credit, FS Investments and certain affiliates of FS Investments. The Current Investment Advisory Agreement will terminate when any Proposed Advisory Agreement becomes effective.

If the stockholders of the Company approve the Joint Advisor Investment Advisory Agreement, then the Joint Advisor would serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement from and after the Joint Advisor Effective Date (as defined herein). The “Joint Advisor Effective Date” means such date that (i) the stockholders of the Company and certain other business development companies (“BDCs”) sponsored by FS Investments, specifically, FS Investment Corporation (“FSIC”), FS Investment Corporation II (“FSIC II”), FS Investment Corporation III (“FSIC III”) and FS Investment Corporation IV (“FSIC IV” and together with FSIC, FSIC II and FSIC III, the “FSIC Funds”), and the stockholders of a BDC currently sub-advised by KKR Credit, specifically, Corporate Capital Trust II (“CCT II” and together with the Company, the “CCT Funds” and collectively with the FSIC Funds, the “Funds”), approve their respective investment advisory agreements with the Joint Advisor, and (ii) Exemptive Relief (as defined herein) has been obtained.

If the stockholders of the Company approve the Investment Co-Advisory Agreements, KKR Credit and FS Adviser would serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements from the later of the date of such approval and the Closing Date (as defined herein) until the Joint Advisor Effective Date. The “Closing Date” means the first day of the month immediately following the month in which the last of the following occurs: (i) the stockholders of FSIC II approve (a) an investment advisory and administrative services agreement with the Joint Advisor and (b) investment advisory and administrative services agreements with each of FSIC II Advisor, LLC, the current investment adviser to FSIC II (“FSIC II Advisor”), and KKR Credit and (ii) either (a) the stockholders of FSIC approve (1) an investment advisory agreement with the Joint Advisor and (2) investment advisory agreements with each of FB Income Advisor, LLC, the current investment adviser to FSIC (“FB Income Advisor”), and KKR Credit or (b) the stockholders of FSIC III approve (1) an investment advisory and administrative services agreement with the Joint Advisor and (2) investment advisory and administrative services agreements with each of FSIC III Advisor, LLC, the current investment adviser to FSIC III (“FSIC III Advisor”), and KKR Credit.

If the Joint Advisor Effective Date occurs on the same day as the Closing Date, then the Joint Advisor would serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement and the Investment Co-Advisory Agreements would not become effective. If the Joint Advisor Effective Date occurs after the Closing Date, then KKR Credit and FS Adviser would serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements from the later of the date approval of such agreements is obtained and the Closing Date until the Joint Advisor Effective Date, and the Investment Co-Advisory Agreements would automatically terminate upon the effectiveness of the Joint Advisor Investment Advisory Agreement.

Accordingly, in order for KKR Credit and FS Adviser to serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements, the stockholders of the Company must approve the Investment Co-Advisory Agreements and the other conditions to the Closing Date must be satisfied or (to the extent permitted) waived, and in order for the Joint Advisor to serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement, the stockholders of the Company must approve the Joint Advisor Investment Advisory Agreement, and the other conditions to the Joint Advisor Effective Date must be satisfied or (to the extent permitted) waived.

KKR Credit and FB Income Advisor, FSIC II Advisor, FSIC III Advisor and FSIC IV Advisor, LLC, the current investment adviser to FSIC IV (collectively, the “FS Advisor Entities”) have agreed to coordinate their activities during the period in which the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement would be in effect to avoid duplication of efforts and ensure a balanced and effective allocation of responsibilities and net fee revenue earned by KKR Credit, the FS Advisor Entities and the Joint Advisor and efficiency in the provision of the required services to the Company thereunder.

Fees Under the Proposed Advisory Agreements

Under the Proposed Advisory Agreements, if approved by the Company’s stockholders, the management fee will remain unchanged. The aggregate management fee will be calculated at an annual rate of 1.50% of the simple average value of the Company’s gross assets. The management fee for any partial month will be appropriately prorated. The other terms of the management fee are the same as those under the Current Investment Advisory Agreement.

Under the Proposed Advisory Agreements, if approved by the Company’s stockholders, the subordinated incentive fee on income hurdle rate and the “catch up” feature will remain unchanged, but the Proposed Advisory Agreements will incorporate certain incremental advisory fee enhancements currently being provided under a temporary waiver agreement with KKR Credit. Specifically, there would be a change in the definitions of (a) “look back period” to be the most recently completed quarter and the 11 preceding calendar quarters (as revised, the “Look-Back Period”) and (b) “cumulative net increase in net assets resulting from operations” as defined to remove the addition of management fees paid following November 14, 2017 for the purposes of the incentive fee calculation.

The aggregate incentive fee will consist of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on average net assets, equal to 1.75% per quarter, equal to annualized hurdle rate of 7.0%. As a result, KKR Credit and, FS Adviser or the Joint Advisor, as applicable, will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, KKR Credit and FS Adviser (in the aggregate) or the Joint Advisor, as applicable, will be entitled to a “catch-up” fee equal to the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of average net assets. This “catch-up” feature will allow KKR Credit and FS Adviser or the Joint Advisor, as applicable, to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, KKR Credit and FS Adviser (in the aggregate) or the Joint Advisor, as applicable, will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

However, under the Proposed Advisory Agreements, the subordinated incentive fee on income will be subject to a total return requirement. Specifically, under the Investment Co-Advisory Agreements (in the aggregate) and the Joint Advisor Investment Advisory Agreement, the subordinated incentive fee in any quarter will not exceed (A) the aggregate sum of, for each quarter in the Look-Back Period, (a) (x) 20% of the cumulative net increase in net assets resulting from operations for such quarter less (y) the subordinated incentive fees on income accrued by the Company for such quarter (not including for the current quarter for which the subordinated incentive fees on income is being calculated), divided by (b) the weighted average number of shares of common stock of the Company outstanding during such calendar quarter, multiplied by (B) the weighted average number of shares of common stock of the Company outstanding during the calendar quarter for which the subordinated incentive fee on income is being calculated. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of the Company’s pre-incentive fee net investment income, management fees payable with respect to the periods prior to November 14, 2017, realized gains and losses and unrealized appreciation and depreciation.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the applicable Proposed Advisory Agreement). Under the Investment Co-Advisory Agreements (in the aggregate) and the Joint Advisor Investment Advisory Agreement, the fee will equal (i) 20.0% of the Company’s capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less (ii) the aggregate amount of any previously paid incentive fees on capital gains. The Company will accrue the incentive fee on capital gains, which, if earned, will be paid annually. The Company will accrue the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the applicable Proposed Advisory Agreement, the fee payable to KKR Credit and FS Adviser or the Joint Advisor, as applicable, will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

Exemptive Relief

Concurrently with the Company’s anticipated efforts to obtain stockholder approval of the Proposed Advisory Agreements, KKR Credit intends to seek exemptive relief in the form of either interpretive guidance from the U.S. Securities and Exchange Commission (the “SEC”) confirming that KKR Credit’s current co-investment exemptive relief order will extend to the FSIC Funds or a new co-investment exemptive relief order issued by the SEC to KKR Credit that will cover the FSIC Funds (the “Exemptive Relief”), in each case that would permit the FSIC Funds, together with the Company and CCT II, following the effectiveness of the Joint Advisor Investment Advisory Agreement, to co-invest in privately negotiated investment transactions with certain accounts managed by KKR Credit.

Changes to the Board

On the date that is the later of the Closing Date and the date on which the stockholders of the Company approve either or both of the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement (such applicable date, the “Board Appointment Date”), then, subject to nomination by and approval of the Board, KKR Credit and the FS Advisor Entities (acting collectively) have agreed that they will each be entitled to recommend the appointment of one “interested” director to the Board, to the extent that the applicable party does not have an appointee on the Board at such time. KKR Credit currently has one appointee, Todd C. Builione, serving as an “interested” director to the Board. In addition, the FS Advisor Entities (acting collectively) will be entitled to recommend, subject to approval by the Board, the appointment of one “independent” director to the Board on the Board Appointment Date. Recommendations for the appointment of directors to the Board will be considered and evaluated by the nominating and governance committee of the Board pursuant to the procedures set forth in such committee’s charter.

Other Matters

KKR Credit contemplates potentially entering into additional ancillary agreements in connection with the Transition and the other transactions discussed in this report.

KKR Credit and FS Investments intend to evaluate the possibility of merging one or more of the Funds, which would be subject to board and stockholder approvals. However, there can be no assurance that any merger will be consummated at all.

The foregoing descriptions of the new joint advisory relationship and related agreements and transactions are qualified in their entirety by the terms and conditions of the applicable definitive agreements. Additional information about the agreements and transactions discussed in this report or otherwise under consideration by KKR Credit, FS Investments, the Company, CCT II and the FSIC Funds may be found in the reports filed from time to time by these companies and their affiliates with the SEC.

Additional Information and Where to Find It

This communication relates to the Proposed Advisory Agreements for the Company (the “Proposals”). In connection with the Proposals, the Company intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (“Proxy Statement”). STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ANY PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION ABOUT THE PROPOSALS. Investors and security holders will be able to obtain the documents filed by the Company with the SEC free of charge at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.corporatecapitaltrust.com/investor-resources), or by writing to the Company at 555 California Street, 50th Floor, San Francisco, California 94104 (telephone number (415) 315-3620).

Participants in the Solicitations

The CCT Funds and their respective directors, trustees, executive officers and certain other members of management and employees, including employees of KKR Credit and FS Investments and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of the CCT Funds in connection with the Proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the CCT Funds’ stockholders in connection with the Proposals will be contained in the Proxy Statements when such documents become available. These documents may be obtained free of charge from the sources indicated above.

Cautionary Statement Concerning Forward-Looking Statements

The information in this report may include “forward-looking statements.” These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events. Important factors that could cause actual results to differ materially from the Company’s expectations include discussions of future events or the future performance or operations of the Company, KKR & Co., KKR Credit, CCT II, FS Investments, the FS Advisor Entities and certain business development companies sponsored by FS Investments and such other factors that are disclosed in the Company’s filings with the SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 20, 2017. The Company undertakes no obligation to update such statements to reflect subsequent events.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

99.1       Press Release, dated December 11, 2017

99.2       Slide Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2017		CORPORATE CAPITAL TRUST, INC. a Maryland corporation

	By:	/s/ Philip Davidson
Philip Davidson General Counsel and Secretary